UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 13, 2008

IBT BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-31655	25-1532164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Main Street, Irwin, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(724) 863-3100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

IBT BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01.	Other Events

At a special meeting of stockholders held May 13, 2008, the Registrant’s stockholders approved the proposed merger with S&T Bancorp, Inc. (“S&T”). For further information, reference is made to the Registrant’s press release, dated May 14, 2008, which is furnished with this Form 8-K as Exhibit 99.1.

At the special meeting, Todd Brice, President and Chief Executive Officer of S&T presented an overview of S&T and the merger of the Registrant with and into S&T.  The powerpoint presentation may be obtained at the following address: http://www.snl.com/irweblinkx/file.aspx?FID=1001141091&IID=100445.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:	The following exhibits are furnished with this report.

99.1	Press Release, May 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBT BANCORP, INC.

Date:	May 14, 2008	By:	/s/ Charles G. Urtin
Charles G. Urtin
President and Chief Executive Officer
(Duly Authorized Representative)